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                         VANGUARD(R) EQUITY INCOME FUND

                SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

IMPORTANT CHANGES TO VANGUARD EQUITY INCOME FUND

VANGUARD EQUITY INCOME FUND REALIGNS ITS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Equity Income Fund has realigned the Fund's investment advisory team. The Fund's assets have been reallocated for two advisers currently overseeing portions of the Fund's assets--Wellington Management Company, LLP (Wellington Management), and John A. Levin & Co., Inc. (Levin)--and allocated to the application of a new investment mandate by a current adviser to the Fund, The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. As part of this realignment, Newell Associates, which served as an adviser to the Fund since its inception in 1988, will no longer manage a portion of the Fund's assets. Wellington Management, Levin, and Vanguard each will independently select and maintain portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Fund's investment objective will not change.

FEES AND EXPENSES
The Fund's current Total Annual Fund Operating Expenses (0.49% for Investor Shares and 0.39% for Admiral Shares) are not expected to change materially as a result of the realignment of the Fund's investment advisory team.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

In the "Fund Profile" section, the text regarding the Primary Investment Strategies is replaced with the following:

The Fund invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for capital appreciation. In addition, the advisers look for companies that are committed to paying dividends consistently. The Fund uses three investment advisers to manage its portfolio.

In the "Fund Profile" section, the text regarding the Primary Risks is replaced with the following:

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

                                                                     (continued)

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

In the "More on the Fund: Market Exposure" section, the text in the first two paragraphs is replaced with the following:

The Fund invests mainly in common stocks of established, medium-size and large companies that pay above-average dividends. At the time of purchase by the Fund, a stock is usually out of favor with the investment community. Stocks purchased by the Fund are expected to produce a high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform the market during periods of flat or declining prices.

In the "More on the Fund: Security Selection" section, the text is replaced with the following:

Each investment adviser independently chooses and maintains a portfolio of investments for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.
     The advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, about the prices of the securities, and about the stock market and economy in general. Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks that produce above-average income and that, in the adviser's opinion, have the potential for long-term capital growth.
     WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), which manages about 50% of the Fund's assets, employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.
     THE VANGUARD GROUP (Vanguard), through its Quantitative Equity Group, which manages about 30% of the Fund's assets, invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for capital appreciation. Often, the adviser purchases securities that are out of favor with the investment community.
     JOHN A. LEVIN & Co., Inc. (Levin), which manages about 20% of the Fund's assets, selects stocks of companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset value; a new product or development; or some other unique situation that offers attractive prospects for long-term returns and limited risk. Levin generally considers purchasing stocks when their valuation levels are low and considers selling stocks when their valuation levels are high.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

     The Fund is generally managed without regard to tax ramifications.

In the "More on the Fund: Other Investment Policies and Risks" section, the following text is added:

Vanguard typically invests a small portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including VIPER(R) Shares issued by any Vanguard stock index fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. Vanguard receives no additional revenue from investing Fund assets in VIPER
Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Fund.

In the "Investment Advisers" section, the first three paragraphs are replaced with the following:

The Fund uses a multimanager approach to investing its assets.
     Each adviser named below independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2003, Wellington Management managed about $301 billion in assets.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the Fund through its Quantitative Equity Group. As of March 31, 2003, Vanguard's Quantitative Equity Group served as adviser for about $175 billion in assets.
- John A. Levin & Co., Inc., One Rockefeller Plaza, 19th Floor, New York, NY 10020, is an investment advisory firm founded in 1982. As of March 31, 2003, Levin managed about $11 billion in assets.

     The Fund pays two of its investment advisers--Levin and Wellington Management--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to Levin and Wellington Management are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to that of the S&P 500 Index (for Levin) and the Lipper Equity Income Fund Average (for Wellington Management) over the same period. The Fund pays Vanguard on an at-cost basis for the investment advisory and other services Vanguard provides.

Please  consult  the  Fund's  Statement  of  Additional   Information  for  more
information about the Fund's investment advisory arrangements.

Also in the "Investment Advisers" section, the last paragraph is replaced with the following:

Under the terms of an SEC exemptive order, the board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new

                                                                   (over please)
investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an adviser be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

In the Plain Talk(R) titled "The Fund's Advisers," the text is replaced with the following:

The managers primarily responsible for overseeing the Fund's investments are:

JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management. He has worked in investment management with Wellington Management since 1981 and has managed a portion of the Fund since 2000. Education: B.S., Lehigh University; M.B.A., University of Virginia.

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003, and has managed a portion of the Fund since 1998. Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed a portion of the Fund since 2003.
Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.

JOHN A. LEVIN, Chairman and Chief Executive Officer of Levin. He has managed equity funds since 1963; has been with Levin since 1982; and has managed a portion of the Fund since 1995. Education: B.A. and L.L.B., Yale University.

(C)2003 The Vanguard Group, Inc. All rights reserved.                PS65 082003
Vanguard marketing Corporation, Distributor.

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                            VANGUARD(R) FENWAY FUNDS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 1, 2003

Important Changes to VANGUARD(R) EQUITY INCOME FUND

VANGUARD EQUITY INCOME FUND REALIGNS ITS INVESTMENT ADVISORY TEAM The board of trustees of Vanguard Equity Income Fund has realigned the Fund's investment advisory team. The Fund's assets have been reallocated for two advisers currently overseeing portions of the Fund's assets--Wellington Management Company, LLP (Wellington Management), and John A. Levin & Co., Inc. (Levin)--and allocated to the application of a new investment mandate by a current adviser to the Fund, The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. As part of this realignment, Newell Associates, which served as an adviser to the Fund since its inception in 1988, will no longer manage a portion of the Fund's assets. Wellington Management, Levin, and Vanguard each will independently select and maintain portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES
In the indicated sections of the Statement of Additional Information, the following text changes are made:

In the "Investment Advisory Services" section, the text regarding the Equity Income Fund is replaced with the following:

The Fund currently has three investment advisers:
- JOHN A. LEVIN & Co., Inc. (Levin), One Rockefeller Plaza, 19th Floor, New York, NY 10020, has managed a portion of the Fund's assets since January 1, 1995.
- WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management), 75 State Street, Boston, MA 02109, has managed a portion of the Fund's assets since January 1, 2000.
- THE VANGUARD GROUP, INC. (Vanguard), through its Quantitative Equity Group, 100 Vanguard Boulevard, Malvern, PA 19355, has managed the cash portion of the Fund's assets since January 16, 1998, and has actively managed a portion of the Fund's assets as part of its primary investment program since July 28, 2003.

     The Fund previously employed two other firms as investment advisers:
- Spare, Kaplan, Bischel & Associates managed a portion of the Fund's assets from 1995 through 1999; and
- Newell Associates managed all of the Fund's assets from inception through 1994, and a portion of the Fund's assets from 1995 through July 28, 2003.

     With respect to its assigned portion of the Fund, each adviser is responsible for managing the investment and reinvestment of the Fund's assets, and for continuously reviewing, supervising, and administering the Fund's investment program. Each adviser discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each adviser, and whether to hire, terminate, or replace an adviser.
     As of July 28, 2003, the Fund's assets were allocated among the advisers approximately as follows:
- 50% to Wellington Management as part of the Fund's primary investment program;
-    30% to Vanguard as part of the Fund's primary investment program; and
-    20% to Levin as part of the Fund's primary investment program.
The remaining portion of the Fund's assets was allocated to Vanguard as part of the Fund's cash management program.
     During the fiscal years ended September 30, 2000, 2001, and 2002, Vanguard Equity Income Fund incurred the following advisory fees: $3,570,000, $4,542,000, and $4,622,000, respectively.

DESCRIPTION OF THE ADVISERS
     JOHN A. LEVIN & CO., Inc. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment trusts and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, a founding principal and Chairman and Chief Executive Officer of Levin, and Joseph A. Austin, John W. Murphy, and Daniel M. Theriault, Senior Portfolio Managers of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of BKF Capital Group, Inc.
     WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management is a professional investment advisory firm that provides services to employee benefit plans, endowment funds, and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan. Mr. Ryan is the portfolio manager who is primarily responsible for Wellington Management's portion of the Fund.
     THE VANGUARD GROUP. The Vanguard Group is a family of more than 100 funds holding assets in excess of $600 billion. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds. The team responsible for overseeing Vanguard's portion of the Fund is led by George U. Sauter, who is joined by Joel M. Dickson.

In the "Investment Advisory Services: Board Review of Investment Advisory Arrangements" section, the last paragraph of the text regarding The Vanguard Group, Inc., is replaced with the following:

Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements for the Fund, the board determined that it would be in the best interests of the Fund's shareholders to continue Vanguard's internalized management arrangement as part of the Fund's cash management program, which uses a passive management--or indexing--approach, and to expand Vanguard's advisory role to include providing active investment management services as part of the Fund's primary investment program.


(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              082003